UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2025

POTLATCHDELTIC CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West First Avenue, Suite 1600
Spokane, Washington		99201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 509 835-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	PCH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 27, 2025, PotlatchDeltic Corporation (the “Company”) and its wholly owned subsidiaries, PotlatchDeltic Forest Holdings, Inc. and PotlatchDeltic Land & Lumber, LLC (collectively, the “Borrowers”), entered into a Twelfth Amendment to Second Amended and Restated Term Loan Agreement (the “Amendment”) with the Guarantors party thereto, the Lenders party thereto, the Voting Participants party thereto and AgWest Farm Credit, PCA, as successor in interest to Northwest Farm Credit Services, PCA, as Administrative Agent (the “Administrative Agent”), amending the Second Amended and Restated Term Loan Agreement dated as of March 22, 2018 among the Borrowers, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (the “Loan Agreement”). Capitalized terms used and not otherwise defined herein have the meanings set forth in the Amendment.

Pursuant to the Amendment, the Lenders agreed to make an unsecured multi-segment Term Loan X in the total principal amount of $127,500,000, with an initial commitment of $100,000,000 and a step up in commitment and additional funding of $27,500,000. The Borrowers may elect to borrow Term Loan X as a Fixed Rate Loan, a Daily Simple SOFR Loan or a Term SOFR Loan, or a combination of them. A Fixed Rate Loan will bear interest at a rate computed according to the Administrative Agent’s customary methodology for computing the rate on Fixed Rate Loans. A Daily Simple SOFR Loan or Term SOFR Loan will bear interest at a rate equal to the applicable SOFR rate plus 2.30% per annum.

On August 27, 2025, the Lenders funded the initial commitment of $100,000,000 as a Daily Simple SOFR Loan, maturing on August 27, 2035, and bearing interest at a rate equal to Daily Simple SOFR plus 2.30% per annum. The proceeds of the initial commitment of Term Loan X were used to refinance Term Loan J under the Loan Agreement in the principal amount of $100,000,000.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1

Twelfth Amendment to Second Amended and Restated Term Loan Agreement dated as of August 27, 2025 among PotlatchDeltic Corporation and its wholly owned subsidiaries, as borrowers, the guarantors party thereto, the lenders party thereto, the voting participants party thereto and AgWest Farm Credit, PCA, as administrative agent

104	Cover Page interactive data file (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PotlatchDeltic Corporation

Date:	August 27, 2025	By:	/s/ Michele L. Tyler
Michele L. Tyler Vice President, General Counsel and Corporate Secretary